Earnings Conference Call

4th Quarter & Year End 2016

February 23, 2017

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "continues," "estimates," "expects," "guidance," "intends," "potential," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) the effect of decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return; (b) the expense and risk of capital expenditures for infrastructure and ability to recover such costs; (c) changes in customer growth rates, loss of significant customers, and related changes in loads; (d) the impacts of changes in economic conditions, including on customer demand; (e) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena; (f) advancement of technologies that reduce customer demand; (g) administration of reliability, security, and other requirements; (h) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (i) variable hydrological conditions and over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (j) the ability to acquire fuel and power from suppliers on reasonable terms; (k) accidents, fires, explosions, and mechanical breakdowns, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (l) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (m) disruptions or outages of Idaho Power's generation or transmission systems or of any interconnected transmission system;(n) the ability to obtain debt and equity financing when necessary and on reasonable terms; (o) reductions in credit ratings and potential reduction in liquidity; (p) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (q) the magnitude of future benefit plan funding obligations; (r) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (s) changes in tax laws and the availability of tax credits; (t) employee workforce factors, including potential unionization of the companies' workforce and the impacts of an aging workforce; (u) the failure to comply with state and federal laws, regulations, and orders; (v) the inability to obtain or cost of obtaining and complying with government permits and approvals; (w) the cost and outcome of litigation, dispute resolution and regulatory proceedings; (x) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (y) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs; and (z) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today


IDACORP
NYSE

Darrel Anderson
IDACORP President
& Chief Executive Officer

Steve Keen
IDACORP Senior Vice President,
Chief Financial Officer, & Treasurer

Earnings Performance

IDACORP, Inc. Net Income and Earnings Per Diluted Share

(Thousands Except for Per Share Amounts)

	Three Months Ended December 31		Year Ended December 31	
	2016	2015	2016	2015
Net Income	$ 33,213	$ 31,832	$ 198,288	$ 194,679
Average shares outstanding – diluted	50,407	50,334	50,373	50,292
Earnings per diluted share	$ 0.66	$ 0.63	$ 3.94	$ 3.87

2015 to 2016

IDACORP, Inc. Net Income (millions)

Net Income – For the Year Ended December 31, 2015		**$ 194.7**
Change in Idaho Power net income:		
Customer growth, net of associated power supply costs	$ 11.2	
Usage per customer, net of associated power supply costs	(14.7)	
Other operating and maintenance expenses	(9.7)	
Depreciation expense	(5.6)	
Other changes in operating revenues and expenses, net	(1.5)	
Change in Idaho Power operating income prior to sharing mechanisms	(20.3)	
Change in operating income as a result of sharing mechanisms	3.2	
Change in Idaho Power operating income	(17.1)	
Non-operating income and expense	4.4	
Income tax expense	11.0	
Total change in Idaho Power net income		(1.7)
Income from legal settlement at subsidiary (net of tax)		3.7
Other changes (net of tax)		1.6
Net Income – For the Year Ended December 31, 2016		**$ 198.3**

Operating Cash Flows

(millions)

IDACORP	Year Ended December 31 2016	2015
Net Cash Provided by Operating Activities	$ 347.7	$ 353.2

Liquidity

(millions)

	As of December 31, 2016 IDACORP[(1)]	Idaho Power
Revolving Credit Facility – Expires November 2020	$ 100.0	$ 300.0
Commercial Paper Outstanding	–	(21.8)
Identified for Other Use[(2)]	–	(24.2)
Total	$ 100.0	$ 254.0

[(1)] Holding company only.

[(2)] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

Key Financial & Operating Metrics and 2017 Earnings Per Share Guidance

(Millions Except for Per Share Amounts)

	Performance Metrics	
	2017 Estimates [1]	2016 Actual
IDACORP Earnings Per Share Guidance [2]	$ 3.90 – $ 4.05	$ 3.94
Idaho Power Operations & Maintenance Expense	$ 345 – $ 355	$ 352
Idaho Power Additional Amortization of ADITC	Less Than $ 10	None
Idaho Power Capital Expenditures excluding AFUDC	$ 290 – $ 300	$ 287
Idaho Power Hydroelectric Generation (MWhs)	7.0 – 9.0	6.4

(1) As of February 23, 2017.

(2) The 2017 guidance incorporates all of the key financial and operating assumptions listed above.

Newest Board Appointment



Annette Elg

Appointed to IDACORP and Idaho Power Boards of Directors

Former Senior Vice President and Chief Financial Officer for J.R. Simplot Company

Succession Planning in Action

Recent Executive Changes



Lisa Grow

Senior Vice President and
Chief Operating Officer



Brian Buckham

Senior Vice President
and General Counsel



Adam Richins

Vice President of Customer Operations
and Business Development



Vern Porter

Vice President of T&D
Engineering & Construction
and Chief Safety Officer

Continued Economic Progress

Idaho Power Customer Growth



545,000
535,000
525,000
515,000
505,000
495,000
485,000
1.1%
1.5%
1.4%
1.8%
1.8%
2012
2013
2014
2015
2016



IDAHO
★Boise
•Pocatello
•Twin Falls

Regulatory Updates

Hells Canyon Prudency Filing

- Application Filed with IPUC, December 2016

North Valmy Power Plant

Depreciable Life Acceleration & Depreciation Rate Adjustment Filings

- Applications Filed with IPUC, October 2016

Energy Imbalance Market Deferral & Recovery

- Order Received from IPUC, January 2017

2017 Integrated Resource Plan

- Planned Filing, June 2017



Hells Canyon Dam, Idaho and Oregon border



North Valmy Power Plant, Near Battle Mountain, Nevada


Puget Sound Energy
Idaho Power
PacifiCorp
NV Energy
Market Operator
California ISO
EIM Entity
Active Participant
Planned EIM Entry 2017
Planned EIM Entry 2018

EIM Map 2017


LOOKING AHEAD
2017
IRP

2017 Integrated Resource Plan

Weather Outlook

March 2017 Through May 2017

Precipitation


A
EC
EC
EC
B

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% to 60% Chance of Below Normal Precipitation
- 60% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation
- 50% Chance of Above Normal Precipitation
- 60% Chance of Above Normal Precipitation

Temperature


A
EC
A

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% to 60% Chance of Above Normal Temperature
- 60% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature
- 50% Chance of Below Normal Temperature
- 60% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept of Commerce, February 2017

Contact Information

Investors & Analysts

Justin S. Forsberg
Director of Investor Relations
(208) 388-2728
JForsberg@idacorpinc.com

Media

Stephanie McCurdy
Corporate Communications
(208) 388-6973
SMcCurdy@idahopower.com